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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                          -----------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report:
                        (Date of earliest event reported)

                                 AUGUST 13, 2003

                          ----------------------------


                         TANDY BRANDS ACCESSORIES, INC.
               (Exact name of registrant as specified in charter)


                                    DELAWARE
         (State or other Jurisdiction of Incorporation or Organization)


         0-18927                                          75-2349915
(Commission File Number)                       (IRS Employer Identification No.)

                              690 EAST LAMAR BLVD.
                                    SUITE 200
                             ARLINGTON, TEXAS 76011
                         (Address of Principal Executive
                              Offices and zip code)

                                 (817) 265-4113
                             (Registrant's telephone
                          number, including area code)


                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 7.  EXHIBITS.

         Exhibit 99      Press Release, dated August 13, 2003.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         The information contained in Item 7 and this Item 12 is furnished to, but not filed with, the Securities and Exchange Commission pursuant to Item 12 of Form 8-K.

         On August 13, 2003, the Registrant issued a press release announcing its financial results for the fourth quarter and fiscal year ended June 30, 2003 and its declaration of a quarterly dividend. A copy of the press release is furnished herewith as Exhibit 99 and is incorporated herein by reference.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            TANDY BRANDS ACCESSORIES, INC.


Date:  August 13, 2003                      By: /s/ J.S.B. Jenkins
                                               ---------------------------------
                                               J.S.B. Jenkins, President and
                                               Chief Executive Officer



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